EXHIBIT 10.33


                                 LEASE GUARANTY

         THIS AGREEMENT (the "Guaranty") made as of February 17, 2006 (the "Execution Date"), by CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation (the "Guarantor"), in favor of CAMPUS INVESTORS D BUILDING, L.P., a Delaware limited partnership (the "Landlord").

                              W I T N E S S E T H:

         A. Landlord is the owner of a certain office building known as D Building (the "Property") located in Newtown Square, Delaware County, Pennsylvania, on the Kelly Preserve, which is Unit 1 of the Ellis Preserve, both planned communities pursuant to the provisions of the Pennsylvania Uniform Planned Community Act, Pennsylvania. Simultaneously with the execution of this Guaranty, Landlord has entered into a Lease Agreement with MedStaff, Inc., a Delaware corporation, also dated February 17, 2006 (the "Lease"). Pursuant to the terms of the Lease, Landlord has leased a portion of the Property to Tenant, which portion is more particularly described in the Lease.

         B. Tenant is a wholly owned subsidiary of Guarantor. Guarantor is executing this Guaranty as an inducement to Landlord to enter into the Lease with Tenant.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, intending to be legally bound, covenants and agrees as follows:

         1. Guaranteed Obligations.

            Guarantor hereby guarantees and becomes surety for all liabilities and obligations of Tenant under the Lease and all extensions, renewals, modifications and amendments of the Lease hereafter made (collectively, the "Obligations"), including, without limitation, the following:

            1.1. the payment by Tenant of all rent and other amounts payable under the Lease (and all extensions, renewals, modifications and amendments of the Lease) when due, whether on the stated payment date, by acceleration on default or otherwise; and

            1.2. the full and timely performance and observance by Tenant of all other obligations, covenants and agreements required to be performed by Tenant under the terms of the Lease (and all extensions, renewals, modifications and amendments of the Lease).

         2. Guaranty Unconditional.

            2.1. This Guaranty is a contract of suretyship. The liability of Guarantor under this Guaranty is irrevocable, absolute, unconditional, unlimited and continuing, and shall not be altered, diminished, impaired or otherwise affected by reason of any event, occurrence or action, circumstance or condition whatsoever.

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            2.2. Without limiting the generality of Section 2.1, Guarantor agrees that none of the following shall affect Guarantor's liability for the full and timely payment and performance of the Obligations:

                  2.2.1. any neglect, delay, omission, failure, or refusal of Landlord to (a) make any demand on Tenant or any other Obligor (as hereinafter defined), (b) pursue any rights which Landlord has against Tenant or any other Obligor, (c) resort to any security which Landlord holds for the Obligations (the "Collateral"), (d) invoke any other rights or remedies available to Landlord with respect to the Obligations, or (e) take or prosecute any action for enforcement of the Obligations against Tenant or any other Obligor, or take or prosecute any action with respect to the Collateral;

                  2.2.2. the non-perfection of any security interest in or lien on any of the Collateral;

                  2.2.3. the impairment or loss of any Collateral, whether caused by any action or inaction of Landlord, or otherwise;

                  2.2.4. any failure of Landlord to sell or otherwise dispose of the Collateral in a commercially reasonable manner or as otherwise required by law;

                  2.2.5. the invalidity, irregularity or unenforceability of the Lease;

                  2.2.6. insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding (collectively, "Bankruptcy Proceedings") with respect to Tenant or any other Obligor;

                  2.2.7. the dissolution of, or any change in the corporate existence, structure, or ownership of Tenant or any other Obligor; or

                  2.2.8. any assignment of the Lease or subletting of the leased premises or any part thereof.

            2.3. Guarantor acknowledges that Landlord may, in its sole discretion, elect to enforce this Guaranty for the total Obligations, or any part thereof, against Guarantor, without any duty or responsibility to pursue Tenant or any other Obligor or to resort to any Collateral, and that such election by Landlord shall not be a defense to any action Landlord may elect to take.

            2.4. Tenant, Guarantor and any other parties now or hereafter liable for the payment or performance of the Obligations or any part of the Obligations are sometimes referred to in this Guaranty collectively as "Obligors" and individually as an "Obligor".

            2.5. Notwithstanding the foregoing, Guarantor shall be entitled to enforce any and all defenses Tenant may have under the Lease.



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         3. Bankruptcy.

            3.1. Guarantor agrees that its liabilities and obligations under this Guaranty shall not be altered, diminished or affected by any Bankruptcy Proceedings with respect to Tenant or any other Obligor. Without limiting the generality of the foregoing, Guarantor agrees that its liabilities and obligations shall not be altered, diminished or affected by (a) rejection or disaffirmance of the Lease pursuant to any bankruptcy or insolvency law, or (b) by the operation of 11 U.S.C. Section 502(b)(6) or any other provision of any bankruptcy or insolvency law which may limit Landlord's claims for damages with respect to the Lease.

            3.2. If acceleration of the time for payment by Tenant of all or any portion of the Obligations is stayed by reason of any Bankruptcy Proceedings with respect to Tenant, the full accelerated amount of the Obligations shall nevertheless be payable by Guarantor immediately upon demand by Landlord.

         4. Actions By Landlord.

            Without limiting the generality of Section 2.1, Guarantor agrees that (a) Landlord may take any of the following actions from time to time without the consent of or notice to Guarantor, and (b) no such action by Landlord shall affect the validity or enforceability of this Guaranty or in any way release, discharge, diminish, impair, reduce or otherwise affect the liabilities or obligations of Guarantor:

            4.1. amend, modify, extend, renew or waive, the terms of the Lease including, without limitation, the following:

                 4.1.1. change the amount of rent or other sums payable under the Lease or the manner, place, terms of payment;

                 4.1.2. extend or change the time of payment or performance, grant extensions or indulgences with respect to payment or performance, and enter into agreements of forbearance with respect to payment or performance;

            4.2. release, surrender, exchange, compromise or settle the Obligations, or any part thereof, whether in a legal proceeding or not, and whether voluntarily or involuntarily;

            4.3. release Tenant and/or any one or more other Obligors from liability for all or any part of the Obligations, whether in a legal proceeding or not, and whether voluntarily or involuntarily;

            4.4. add tenants, guarantors and sureties;

            4.5. release or surrender any Collateral;

            4.6. subordinate Landlord's interest in the Collateral to the interest of any other creditors of Tenant;

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            4.7. subordinate payment of rent and other amounts due under the
Lease to payment of any indebtedness of Tenant to any of its other creditors;

            4.8. accept the assignment, substitution, exchange or pledge of collateral in place of all or any portion of the Collateral;

            4.9. accept additional collateral as security for the Obligations;

            4.10. take any other action which might give rise to a defense available to, or a discharge of Tenant and/or any one or more other Obligors.

            Notwithstanding the foregoing, in the event Tenant ceases to be a wholly-owned subsidiary of Guarantor, provided that Landlord has received notice of such change in ownership, Landlord shall not increase Guarantor's obligations or reduce Guarantor's rights under this Guaranty without Guarantor's prior written consent, and any increase of Tenant's obligations or reduction of Tenant's right under the Lease shall not be applicable to Guarantor hereunder.

         5. Application of Guaranty.

         Subject to Section 4 above, Guarantor's liability under this Guaranty shall extend and apply to, and the term "Obligations" shall include Tenant's obligations in connection with:

            5.1. both the initial term and any extensions or renewals of the term of the Lease;

            5.2. both the initial leased premises and any additional or expansion space hereafter leased by Tenant from Landlord; and

            5.3. both the Lease and any amendment to or modification of the Lease hereafter made.

         6. Waivers.

            Guarantor hereby waives:

            6.1. notice of acceptance of this Guaranty;

            6.2. presentment, demand, notice of nonpayment, notice of any default in connection with the Obligations, protest, notice of protest, any other notice of dishonor, notice of intent to accelerate and notice of acceleration;

            6.3. notice of any disbursement to or for the account of Tenant;

            6.4. notice of any amendment or modification of the Lease or any other action by Landlord of the nature described in Article 4;

            6.5. all other notices in connection with the delivery, acceptance, performance, administration, default or enforcement of payment of this Guaranty or the Lease;

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            6.6. diligence of collection;

            6.7. any right to require that Landlord take or prosecute any action for the payment or performance of any of the Obligations by Tenant or any other Obligor, or take or prosecute any action with respect to the Collateral;

            6.8. all errors, defects, imperfections and rights of appeal in any proceedings instituted by Landlord under the terms of this Guaranty or the Lease, and Guarantor hereby releases the same;

            6.9. all benefit that might accrue to Guarantor by virtue of any present or future exemption laws, including, without limitation, laws exempting any property, real, personal or mixed, or any part of the proceeds arising from any sale of such property, from attachment, levy or sale under execution;

            6.10. all benefit that might accrue to Guarantor by virtue of any present or future laws providing for valuation or appraisement, stay of execution, exemption from civil process, or extension of time for payment;

            6.11. any right to require marshalling of assets;

            6.12. any right of inquisition on any real estate levied on, and Guarantor voluntarily condemns the same and authorizes the prothonotary or clerk to enter upon the writ of execution this voluntary condemnation;

            6.13. all claims of release, surrender, compromise, or discharge, and all defenses, set-offs, counterclaims, recoupments, reductions, diminutions, or limitations of or to any liability or obligation of Guarantor.

         7. Representations and Warranties.

            Guarantor represents and warrants to Landlord that:

            7.1. Guarantor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has the power and authority to own its properties and assets and to carry on its business as now being conducted by it, and (c) has the power and authority to execute, deliver and perform all of its obligations under this Guaranty.

            7.2. This Guaranty has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms.

            7.3. Neither the execution or delivery of this Guaranty by Guarantor nor the performance by Guarantor of its obligations under this Guaranty: (a) violate or conflict with (i) any of Guarantor's organizational documents, (ii) any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority or agency, or (iii) any provision of any

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indenture, agreement or other instrument to which it Guarantor is a party or by which it or any of its properties is bound; (b) result in the creation or imposition of any lien, charge or encumbrance of any nature; or (c) require any authorization, consent or approval of, or filing or registration with, any court or governmental authority.

            7.4. The Lease will result in material benefits to Guarantor. This Guaranty was entered into by Guarantor for commercial purposes.

            7.5. There is no action, suit or proceeding at law or in equity or by or before any governmental authority, agency or other instrumentality now pending or, to the knowledge of Guarantor, threatened against or affecting Guarantor or any of its properties or rights which, if adversely determined, would materially adversely impair or affect the business, properties or financial condition of Guarantor or the performance by Guarantor of its obligations under this Guaranty.

            7.6. All financial statements delivered to Landlord by Guarantor are true, correct and complete in all material respects, were prepared in accordance with generally accepted accounting principles consistently applied and fairly represent Guarantor's financial condition as of the date thereof.

            7.7. There has been no material adverse change in the financial condition, operations, affairs, prospects or business of Guarantor from the date of the most recent financial statements provided by Guarantor to Landlord.

            7.8. No document, certificate or written statement furnished to Landlord by or on behalf of Guarantor contains any untrue statement of a material fact or fails to state a material fact necessary to make the statements contained therein not misleading. Guarantor acknowledges that all such written statements, representations and warranties have been relied upon by Landlord as an inducement to enter into the Lease with Tenant.

         8. Certain Covenants and Agreements.

            8.1. So long as the Obligations, or any part thereof, remain outstanding, Guarantor will furnish to Landlord:

                 8.1.1. within sixty (60) days after the end of each fiscal year, beginning with the fiscal year ending December 31, 2005, copies of its financial statements for such fiscal year including, without limitation, statements of financial condition, income and cash flows, a reconciliation of net worth, a listing of all contingent liabilities, notes to financial statements and any other information reasonably requested by Landlord, audited by a certified public accountant reasonably acceptable to Landlord provided, however, if Guarantor is a publicly traded company, such requirement shall be satisfied by Guarantor making such financial information publicly available; and

                 8.1.2. written notice of the occurrence of any default under this Guaranty, adverse litigation or material change in the financial condition of Guarantor, promptly following the occurrence thereof; and

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                 8.1.3. such other information as Landlord may from time to time reasonably request, promptly following such request.

            8.2. So long as the Obligations, or any part thereof, remain outstanding, Guarantor covenants and agrees that Guarantor shall:

                 8.2.1. keep and maintain complete and accurate books and records in accordance with generally accepted accounting principles consistently applied;

                 8.2.2. permit representatives of Landlord to examine and audit Guarantor's (and its affiliates') books and records.

         9. Waiver of Subrogation Rights.

            9.1. So long as the Obligations, or any part thereof, remain outstanding, Guarantor hereby irrevocably and unconditionally waives any and all rights of subrogation, reimbursement, indemnification, contribution, or similar rights against Tenant and its assets (arising under any agreement or at law, in equity or otherwise) in connection with this Guaranty, including, without limitation, the payment or performance by Guarantor of any of the Obligations.

            9.2. If any amount shall be paid to Guarantor contrary to the provisions of Section 9.1, such amount shall be held in trust for the benefit of Landlord and shall forthwith be paid to Landlord without affecting the liability of Guarantor under this Guaranty, and may be applied by Landlord against the Obligations in such order and manner as Landlord may determine in its sole discretion.

         10. Subordinated Indebtedness.

            10.1. Guarantor hereby agrees that until payment and performance in full of the Obligations, the Subordinated Indebtedness (as hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of the Obligations. The term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Tenant to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Tenant thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

            10.2. Guarantor agrees that any and all liens, security interests, judgments, charges, or other encumbrances upon Tenant's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgments, charges, or other encumbrances upon Tenant's assets securing payment or performance of the Obligations or any part thereof, regardless of whether such encumbrances in favor of Guarantor or Landlord presently exist or are hereafter created or attached.

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            10.3. As security for the payment and performance of the
Obligations, Guarantor hereby assigns to Landlord the Subordinated Indebtedness and all liens, security interests, judgments, charges, or other encumbrances upon Tenant's assets securing payment of the Subordinated Indebtedness. Upon the request of Landlord, Guarantor shall execute, deliver, and endorse to Landlord such documents and instruments as Landlord may request to perfect, preserve, and enforce its rights hereunder.

            10.4. Without the prior written consent of Landlord, until the Obligations have been paid and performed in full, Guarantor shall not (a) demand or accept payment of all or any part of the Subordinated Indebtedness, (b) file suit against Tenant or exercise or enforce any other creditor's right it may have against Tenant, or (c) foreclose, repossess, sequester, or otherwise take steps or institute any actions or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, judgments or other encumbrances held by Guarantor on assets of Tenant.

            10.5. If any sums shall be paid to Guarantor by Tenant or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust for the benefit of Landlord and shall forthwith be paid to Landlord without affecting the liability of Guarantor under this Guaranty, and may be applied by Landlord against the Obligations in such order and manner as Landlord may determine in its sole discretion.

            10.6. In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Tenant as debtor, Landlord shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. Landlord may apply any such dividends, distributions, and payments against the Obligations in such order and manner as Landlord may determine in its sole discretion, without affecting the liability of Guarantor under this Guaranty. Guarantor hereby appoints Landlord as Guarantor's attorney-in-fact, which appointment is coupled with an interest and is irrevocable, to enable Landlord to act in the place of Guarantor with respect to (a) any claim on the Subordinated Indebtedness, and (b) the receipt of any such dividends, distributions and payments.

            10.7. Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

         11. Provisions Regarding Remedies.

            11.1. No right or remedy of Landlord under this Guaranty or now or hereafter existing at law, in equity or by statute is intended to be exclusive of any other right or remedy.

            11.2. Each such right or remedy of Landlord under this Guaranty or now or hereafter existing at law, in equity or by statute:

                  11.2.1. shall be cumulative and concurrent;

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                  11.2.2. shall be in addition to every other such right or
remedy;

                  11.2.3. may be exercised singly, concurrently, successively or otherwise, at the sole discretion of Landlord;

                  11.2.4. shall not exhausted by one exercise thereof but may be exercised as often as Landlord shall deem necessary in its sole discretion; and

                  11.2.5. may be exercised by Landlord without such exercise constituting or being deemed an election of remedies affecting the exercise of any other remedy.

            11.3. Landlord shall not be deemed to have modified or waived any of its rights or remedies under this Guaranty, unless such modification or waiver is in writing and signed by Landlord, and then only to the extent specifically set forth in such writing. Without limiting the generality of the foregoing, none of the following shall be construed as a waiver or release of any default under this Guaranty, any right or remedy of Landlord, or any liability or obligation of Guarantor:

                  11.3.1. failure by Landlord to exercise any right or remedy;

                  11.3.2. delay by Landlord in exercising any right or remedy;

                  11.3.3. failure by Landlord to insist upon strict performance of any term, covenant or condition of this Guaranty.

         12. Further Assurances.

             From time to time, at the request of Landlord, Guarantor shall:

             12.1. execute and deliver to Landlord a written statement certifying any matter concerning this Guaranty or the Lease as Landlord may reasonably request;

             12.2. promptly correct, or consent to the correction of, any defect, error or omission which may be discovered in the contents of this Guaranty; and

             12.3. execute, acknowledge, deliver, record and file such further documents and instruments and perform such further acts and provide such further assurances as may be necessary, desirable or proper, in Landlord's opinion, to carry out more effectively the purposes of this Guaranty or perfect, protect and continue the liens and the security interests herein granted.

         13. Costs and Expenses.

             13.1. Following the occurrence of any default under this Guaranty, Guarantor shall pay upon demand all reasonable costs and expenses incurred by Landlord in connection with the collection of any sum payable under this Guaranty, or in the exercise by Landlord of any of its rights, remedies or powers under this Guaranty. This shall include, without limitation: (a) costs of

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suit; (b) reasonable attorneys fees; (c) fees allocated to Landlord's in-house legal counsel; and (c) amounts paid to accountants, real estate brokers and other advisors employed by Landlord.

             13.2. In addition to the foregoing, Guarantor shall also pay upon demand all costs and expenses in connection with or on account of any matter involving this Guaranty, or for examination of matters subject to Landlord's approval under this Guaranty.

             13.3. Any costs and expenses which are payable by Guarantor pursuant to this Article 15 shall bear interest at the Overdue Interest Rate (as defined in the Lease) from the date of demand by Landlord until paid in full.

         14. Waiver of Jury Trial.

         GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING UNDER OR IN ANY CONNECTED WITH OR RELATING TO (A) THE LEASE OR THIS GUARANTY, (B) THE TRANSACTIONS RELATED TO THE LEASE OR THIS GUARANTY, OR (C) THE DEALINGS OF GUARANTOR AND LANDLORD WITH RESPECT TO THE LEASE OR THIS GUARANTY.

         15. Governing Law; Jurisdiction and Venue.

             15.1. This Guaranty shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania .

             15.2. For the purposes of any suit, action or proceeding arising under or in any connected with or relating to the Lease, this Guaranty, or the dealings of Guarantor and Landlord, Guarantor hereby submits to the jurisdiction of the state courts for Delaware County, Pennsylvania, and the federal courts for the Eastern District of Pennsylvania, as well as all courts from which an appeal may be taken from the aforesaid courts, and agrees that any order, process, notice of motion or other application to or by any such court or a judge thereof may be served within or without such court's jurisdiction by registered or certified mail or by personal service, provided that a reasonable time for appearance is allowed. Guarantor hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding brought in any of the state courts for Delaware County, Pennsylvania, or the federal courts for the Eastern District of Pennsylvania, as well as all courts from which an appeal may be taken from the aforesaid courts, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

             15.3. Guarantor agrees that any suit, action or proceeding against Landlord shall be commenced and maintained only in a court in the federal judicial district or county in which Landlord has its principal place of business in the Commonwealth of Pennsylvania, and further agrees, upon the request of Landlord, to discontinue (or agree to the discontinuance of) any such suit, action or proceeding pending in any other jurisdiction.


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         16. Integration; Modifications.

             16.1. This Guaranty (a) constitutes and contains the final and entire agreement between Landlord and Guarantor with respect to the transactions contemplated hereby, and (b) supersedes and is intended to be an integration of, all prior negotiations and understandings, oral and written, with respect thereto. Neither Landlord nor Guarantor shall be bound by any covenants, agreements, statements, representations or warranties, oral or written, not contained in this Guaranty.

             16.2. This Guaranty shall not be modified or amended except in a writing intended for such purpose and executed by Guarantor and Landlord.

         17. Notices.

         Any notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered (a) in person, (b) by a commercial overnight courier that guarantees next day delivery and provides a receipt, or (c) by legible facsimile (followed by hard copy sent concurrently with such facsimile, in accordance with preceding subsections (a) or (b)), and such notices shall be addressed as follows:

         If to Landlord

                           Campus Investors D Building, L.P.
                           c/o BPG Management Company, L.P.
                           Suite 150
                           770 Township Line Road
                           Yardley, PA  19067
                           Facsimile No.:  (267) 757-0549










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         With a required copy to:

                           BPG Properties, Ltd.
                           3000 Centre Square West
                           1500 Market Street
                           Philadelphia, PA  19102
                           Attention:  General Counsel
                           Facsimile No.:  (215) 569-0329

         If to Guarantor:

                           Cross Country Healthcare, Inc.
                           6551 Park of Commerce Blvd., N.W.
                           Boca Raton, FL 33487
                           Attention:  General Counsel
                           Facsimile No.:  (800) 565-9774

         With a required copy to:

                           MedStaff, Inc.
                           297 South Newtown Street Road
                           Newtown Square, PA
                           Attention:  Tim Rodden, COO
                           Facsimile No.:  (610) 353-7850

or to such other address as either party may from time to time specify in writing to the other party. Any notice shall be effective only upon receipt (or refusal by the intended recipient to accept delivery). Notice given by facsimile shall be effective upon receipt of such facsimile (subject to the requirement that hard copy be sent concurrently in accordance with this Section). Any notice which is received on a Saturday, Sunday or a legal holiday, or after 5:00 P.M. prevailing local time at the place of receipt, shall be deemed received on the next business day.

         18. Miscellaneous.

             18.1. All information regarding Guarantor and this Guaranty may be furnished to such parties as Landlord may deem appropriate. This includes, without limitation, documentation, financial statements, tax returns, appraisals, reports, analyses, and any financial or other information regarding Guarantor and this Guaranty.

             18.2. All liabilities and obligations of Guarantor shall be binding upon Guarantor and its heirs, executors, successors and assigns. All rights and privileges of Landlord under this Guaranty shall inure to the benefit of Landlord and its successors and assigns.

             18.3. All covenants and agreements of Guarantor under this Guaranty shall be independent of any covenants or agreements made by Landlord under the Lease.

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             18.4. Time is of the essence of each and every provision of this
Guaranty of which time is an element.

             18.5. The headings and captions in this Guaranty are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Guaranty or any of the provisions hereof.

             18.6. Where the context so requires, the use of the singular shall include the plural and vice versa and the use of the masculine shall include the feminine and the neuter. The words "Guarantor" and "Landlord" shall be deemed to include their respective heirs, executors, successors and assigns.

             18.7. If any provision of this Guaranty, or the application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Guaranty and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

             18.8. This Guaranty shall be construed reasonably to carry out its intent, without presumption against or in favor of either Landlord or Guarantor.

             18.9. This Guaranty may be executed in counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the Execution Date.



(Corporate Seal)                                     CROSS COUNTRY HEALTHCARE,
                                                     INC.
Attest:


By:                                         By: /s/  Victor Kalafa
    -----------------------------               --------------------------------

Print Name:                                 Print Name: Victor Kalafa
            ---------------------
Title:                                      Title:Vice President
      ----------------------------


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